Exhibit 10.90




                            LINE OF CREDIT AGREEMENT

                            Dated as of July 21st, 2004

                                     Between

                            S&W OF LAS VEGAS, L.L.C.

                                  as Borrower,

                  THE SMITH & WOLLENSKY RESTAURANT GROUP, INC.

                                       and

                         SMITH & WOLLENSKY OF BOSTON LLC

                                  as Guarantors

                                       and

                           MORGAN STANLEY DEAN WITTER
                       COMMERCIAL FINANCIAL SERVICES, INC.

                                    as Lender





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                                BASIC LOAN TERMS

Note: See Schedule I below for certain definitions of terms used in these Basic Loan Terms.

Line of Credit Commitment:   $2,000,000 (the "Commitment").

Use of Proceeds:             The  proceeds of the  Advances  shall be  available
                             (and the  Borrower  agrees  that it shall  use such
                             proceeds or cause such proceeds to be used) for (i)
                             the Borrower's working capital purposes, (ii) other
                             general  corporate  purposes  of the  Borrower,  or
                             (iii)   closing   costs   incurred  in   connection
                             herewith.  No proceeds of any Advance  will be used
                             to purchase  or carry any such  margin  stock or to
                             extend   credit  to  others  for  the   purpose  of
                             purchasing or carrying any such margin stock.

Repayment:                   The  Borrower  shall  repay  to the  Lender  on the
                             Termination Date the aggregate principal amount of the Advances then outstanding.

Interest:                    The  Borrower  shall pay to the Lender  interest on
                             the unpaid  principal  amount of each  Advance from
                             the  date  of such  Advance  until  such  principal
                             amount shall be paid in full, at a fluctuating rate
                             per annum  equal to the sum of (i) the LIBO Rate in
                             effect  from time to time plus (ii) 3.0% per annum,
                             payable in arrears  monthly on the last day of each
                             month and on the date such Advance shall be paid in
                             full. For purposes  hereof,  "LIBO Rate" means, for
                             any day,  an  interest  rate per annum equal to the
                             interest rate set forth in The Wall Street  Journal
                             (New York City  edition)  as the  one-month  London
                             Interbank  Offered Rate  (LIBOR) (or an  equivalent
                             rate) for such day (or, if The Wall Street  Journal
                             shall not be  published  on any  Business  Day, any
                             other  publication  selected  in good  faith by the
                             Lender  that  sets  forth  the   one-month   London
                             Interbank Offered Rate), or, if such interest rate shall not be so set forth for such day, for the then most recent day for which such interest rate is so set forth.

Mandatory and Optional       The  Borrower  may, at any time,  prepay all or any
Prepayments:                 part of the Advances without premium or penalty. If
                             at any time the aggregate  unpaid  principal amount
                             of  the  Advances   exceeds  the  Commitment,   the
                             Borrower shall immediately prepay Advances in an amount sufficient to reduce such aggregate unpaid principal amount to an amount that is not greater than the Commitment. Such payment shall be applied by the Lender to repayment of Advances in such order as the Lender in its sole discretion shall select. Upon such prepayment by the Borrower, the Lender shall advise the Borrower of, and the



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                             Borrower shall  immediately pay to the Lender,  the
                             amount of accrued and unpaid interest at the interest rate set forth herein on the amount of such prepayment of each Advance to the date of such prepayment.

Payments and Computations:   The Borrower hereby  irrevocably  authorizes Morgan
                             Stanley  DW from  time to time to pay or  prepay to
                             the Lender on behalf of the Borrower any amount due
                             and  payable   hereunder  or  under  the  Note,  by
                             application  of funds from any Free Credit  Balance
                             existing at such time or from  redemption  or other
                             disposition  of any MS  BusinesScape  Funds  in the
                             Borrower's   MS   BusinesScape   Account  (and  the
                             Borrower hereby  authorizes  Morgan Stanley DW from
                             time to time to redeem or otherwise dispose of such
                             MS BusinesScape  Funds for the purpose of obtaining
                             funds to make  such  payment  or  prepayment).  The
                             Borrower   agrees  to  deposit  or  otherwise  make
                             available to the Borrower's MS BusinesScape Account for the account of the Lender on the day when due and payable, the amount necessary for the purpose of making payment of any amount due hereunder or under the Note. To the extent that such Free Credit
                             Balance and the value of such MS BusinesScape Funds are insufficient for Morgan Stanley DW to so pay to the Lender on behalf of the Borrower any such amount due hereunder, the Lender may, in its sole discretion, make an Advance pursuant to (and to the extent permitted under) Section 2.02(a)(iii) in such amount.

                             The Borrower shall make each payment hereunder or under the Note in respect of interest on, principal of, or other amount related to the Advances, not later than 12:00 noon (New York City time) on the day when due and payable in United States Dollars in same day funds, with payments being so received by the Lender after such time being deemed to have been made on the next succeeding Business Day.

                             All computations of interest hereunder or under the Note shall be made by the Lender on the basis of a year of 365 or 366 days, as the case may be, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable. Each determination by the Lender of an interest rate hereunder or under the Note shall be conclusive and binding for all purposes, absent manifest error. Whenever any payment hereunder or under the Note shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.


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



Late Charge:                 If the Borrower fails to make any payment within 15
                             days after any such payment shall become due, the Borrower shall pay to the Lender a late charge equal to 5% of the amount of any such overdue payment.

Default Rate:                Upon the occurrence  and during the  continuance of
                             an Event of  Default,  the  interest  on the unpaid
                             principal   amount   of  all   Advances   shall  be
                             increased, at the option of the Lender, to a rate equal to the lesser of two (2%) percent per annum above the rate of interest provided herein or the Maximum Rate.

Facility Fee:                The Borrower  has or will pay to the Lender,  on or
                             before the date hereof, a facility fee in the amount of $10,000.00.

Unused Availability Fee:     The  Borrower  will  pay to the  Lender  an  unused
                             availability fee equal to 1.75% per annum on the daily unused portion of the Commitment, which fee shall be payable quarterly in arrears.

Notices, Etc.:               All notices and other  communications  provided for
                             hereunder  shall  be  in  writing   (including  fax
                             communication and any other method of communication
                             authorized  by the Lender) and  mailed,  faxed,  or
                             otherwise sent or delivered,  if to the Borrower or
                             the  Guarantors,  at its address at c/o The Smith &
                             Wollensky   Restaurant  Group,   Inc.,  1114  First
                             Avenue,  New York,  New York  10021,  or fax number
                             (212) 758-6028,  Attention: Alan M. Mandel, CFO; if
                             to the Lender,  at its address at 2000  Westchester
                             Avenue,  Purchase,  New York,  or fax number  (914)
                             225-6501, Attention: Director of Credit; or, as to the Borrower, the Guarantors or the Lender at such other address or fax number as shall be designated by such party in a written notice to the other party. All such notices and communications shall, when mailed, faxed, or otherwise sent or delivered, be effective when deposited in the mails, faxed, or otherwise sent or delivered, respectively, except that notices and communications to the Lender pursuant to Article II shall not be effective until received by the Lender. Delivery by fax of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any schedule or exhibit hereto to be executed and delivered hereunder shall be effective as delivery of an original executed counterpart thereof.

The foregoing Basic Loan Terms are incorporated into and made a part of this Line of Credit Agreement.

                            LINE OF CREDIT AGREEMENT


        LINE OF CREDIT AGREEMENT, dated as of July 21st, 2004 between S&W OF LAS VEGAS, L.L.C., a Delaware limited liability company (the "Borrower"), THE SMITH & WOLLENSKY RESTAURANT GROUP, INC., a Delaware corporation (the "Corporate Guarantor"), SMITH & WOLLENSKY OF BOSTON LLC, a Delaware limited liability company, ("S&W Boston" and together with the Corporate Guarantor, the
"Guarantors") and MORGAN STANLEY DEAN WITTER COMMERCIAL FINANCIAL SERVICES, INC., a Delaware corporation (the "Lender").

        PRELIMINARY STATEMENTS:

        (1) The Borrower and the Guarantors have requested that the Lender extend to the Borrower a commercial line of credit.

        (2) The Lender has agreed to extend to the Borrower a commercial line of credit on the terms and conditions hereinafter set forth.

        NOW, THEREFORE, based on the foregoing premises and in consideration of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                   ARTICLE I

                  DEFINITIONS, BASIC LOAN AND ACCOUNTING TERMS

        Section 1.01 Certain Defined Terms. In addition to the terms defined elsewhere in this Agreement, the terms used herein shall have the meanings given thereto in Schedule I annexed hereto and incorporated by reference herein.

        Section 1.02 Basic Loan Terms, Schedules and Exhibits. The Basic Loan Terms and all exhibits and schedules referred to herein are incorporated herein by reference as though set forth herein in full.

        Section 1.03 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP, consistent with those applied in the preparation of the financial statements referred to in Paragraph
(a) of Schedule II.

                                   ARTICLE II

                                  THE ADVANCES

        Section 2.01 The Advances. The Lender agrees, on the terms and conditions hereinafter set forth, to make advances ("Advances") to the Borrower from time to time on any Business Day during the period from the Effective Date hereof until the Termination Date in an aggregate amount outstanding not to exceed at any time the Commitment. Within the limits of the Commitment, the Borrower may borrow, repay and reborrow under this Section 2.01(a).

        Section 2.02 Making the Advances.

               (a) An Advance under this Agreement may be made by the Lender to the Borrower in any of the ways set forth in clauses (i), (ii) and (iii) below:

                      (i) The Borrower shall be deemed to have requested the Lender to make an Advance hereunder on the date of, and in the amount of, each Uncovered Debit resulting from each use of any Card or any Check, whether or not such use by any person is authorized by the Borrower. The Borrower will not be liable hereunder (x) for more than $50.00 of principal (plus interest on such principal) in respect of any Advance made as a result of any unauthorized use of any Card by any person other than a person authorized by the Borrower as a Cardholder (including, without limitation, as such authorized person any person to whom such Cardholder has permitted to use such Card) and (y) for any amount in respect of any Advance made as a result of any unauthorized use of any Card after the Lender or Morgan Stanley DW shall have been notified of a loss, theft or unauthorized use of such Card (and, for purposes of this Agreement, no Advance referred to in clause (x) shall be outstanding in a principal amount more than $50.00, and no Advance referred to in clause (y) shall be outstanding in any amount). The Lender shall make available to the Borrower, by means of a credit to the Borrower's MS BusinesScape Account in United States Dollars and in same day funds, the amount of such Advance. The Borrower hereby authorizes Morgan Stanley DW to apply the proceeds of such Advance to pay itself in reimbursement for the amount paid by it to Bank One Indiana or Bank One Ohio relating to such use of such Card or such Check.

                      (ii) The Borrower may request the Lender, and the Lender or its Affiliates may make, at the sole and absolute discretion of the Lender, an Advance by wire transfer (or other means agreed to by the Lender) hereunder on written notice, given not later than 11:00 a.m. (New York City time) one (1) Business Day prior to the date of the proposed Advance, by the Borrower to the Lender. Each such notice of an Advance shall be by telephone, confirmed immediately in writing, or fax or other method then authorized by the Lender, and shall specify therein the requested (x) date of such Advance, (y) amount of such Advance and (z) the deposit account to which the wire transfer of such Advance is to be sent. To the extent of any unused availability under the Other Line of Credit Agreement, any request for an Advance by the Borrower under this Agreement shall be deemed to be a request for an "Advance" under and as defined in the Other Line of Credit Agreement. If the Lender consents to make a wire transfer, the Lender or its Affiliates shall, on such date, (A) make available to the Borrower, by means of a credit to the Borrower's MS BusinesScape Account, in United States Dollars and in same day funds, the amount of such Advance, and
(B) cause the proceeds of such Advance to be sent by wire transfer to the deposit account at a bank in the United States as the Borrower may specify in the notice of such Advance.

                      (iii) If any accrued interest on any Advances, or any fee or other amount due and payable under Loan Documents (other than principal on any Advance) payable hereunder shall not be paid by or on behalf of the Borrower as contemplated by the Section entitled "Payments and Computations", as set forth in the Basic Loan Terms when such interest, fee or other amount becomes due and payable, the Borrower shall be deemed to have requested the Lender to make, and shall be deemed to agree to, an Advance hereunder on the due date of, and in the amount of, such interest, fee or other amount. Upon fulfillment of the applicable




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



conditions set forth in Article III, the Lender may, in its sole discretion on such date, (A) make available to the Borrower, by means of a credit to the Borrower's MS BusinesScape Account in United States Dollars and in same day funds, the amount of such Advance and (B) cause the proceeds of such Advance to be applied to the payment of such interest, fee or other amount. If, however, on such date the aggregate outstanding principal amount of the Advances shall be $250,000 or less, the Borrower may, on or before the 20th day of the month next following such date, notify the Lender that the Borrower does not so request or agree to such Advance made pursuant to this clause (iii) and that the Borrower has paid or will pay such interest, fee or other amount by other means. If the Borrower shall so notify the Lender, such Advance and such application of proceeds pursuant to this clause (iii) shall be cancelled and the Lender shall be deemed not to have so made such Advance or applied the proceeds thereof (and, for purposes of this Agreement, such Advance shall not be outstanding). If, however, the Borrower shall not so notify the Lender on or before such 20th day, the Borrower shall be deemed to have confirmed its agreement to such Advance.

               (b) The obligation of the Lender to make the Advances is subject to fulfillment of the conditions set forth in Article III hereof.

        Section 2.03 Terms of Advances and Repayment. The Advances shall bear interest and be repaid in accordance with the terms and conditions set forth in the Basic Loan Terms.

        Section 2.04 Taxes. The Borrower shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration or recording of, performing under, or otherwise with respect to, this Agreement, the Note, the Deed of Trust or any other Loan Document.

        Section 2.05 Evidence of Debt. The Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to the Lender resulting from the Advances from time to time, including the amounts of principal and interest payable and paid to the Lender from time to time hereunder or under the Note. Entries made in good faith by the Lender in such account or accounts shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrower to the Lender under this Agreement, absent manifest error, provided, however, that the failure of the Lender to make an entry, or any finding that an entry is incorrect, in such account or accounts shall not limit or otherwise affect the obligations of the Borrower under the Note, this Agreement or any other Loan Document.

        Section 2.06 NRS 106.300-400. Notwithstanding anything to the contrary contained in this Agreement, if (a) the Lender shall receive a notice of termination contemplated under NRS 106.300-400 (referred to in Paragraph 55 of the Deed of Trust), or (b) the Lender shall receive any such notice of termination in connection with Paragraph 55 of the Third Deed of Trust the Commitment shall immediately and automatically terminate and the Borrower shall cease to be entitled to any Advance hereunder. Moreover, the Lender shall not be required to pay any Check or to fund any use of the Card after receipt of such notice. The Borrower and the Guarantor agree that no inference of a Commitment larger than $2,000,000 shall be drawn from the $3,000,000 figure set forth in the said Paragraph 55.



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                                  ARTICLE III

                              CONDITIONS OF LENDING

        Section 3.01 Conditions Precedent to First Advance. The Borrower will be entitled to receive the first Advance on and as of the first date (the "Effective Date") on which all of the following conditions precedent have been satisfied:

               (a) The MS BusinesScape Account shall continue to exist.

               (b) The Lender shall have received, and be satisfied with, (i) any amendments to the organizational documents for the Borrower and the Corporate Guarantor since the date of the closing of the loan made pursuant to the Other Line of Credit Agreement, as may be requested by the Lender and (ii) the organization documents for S&W Boston.

               (c)  The  Corporate   Guarantor  shall  own  all  the  membership
interests in the Borrower and in S&W Boston and shall be the sole member of both the Borrower and S&W Boston.

               (d) The Borrower shall have paid the facility fee payable pursuant to the Basic Loan Terms, as well as the other payment items set forth on the Closing Agenda including, without limitation, the fees and disbursements of New York counsel to the Lender associated herewith.

               (e) The Lender shall have received, and be satisfied with, the documents and other items listed on the Closing Agenda including, without limitation, an estoppel certificate from the lessor under the Subject Lease.

               (f) The following statements shall be true (and the execution and delivery of this Agreement and the other Loan Documents by the Borrower and the Guarantors shall constitute a representation and warranty by the Borrower and the Guarantors that on the date of such execution and delivery such statements are true):

                      (i) the representations and warranties of the Borrower and the Guarantors contained in Section 4.01 hereof and in each other Loan Document are correct on and as of the date of such execution and delivery of the Loan Documents, before and after giving effect to any Advance made that day and to the application of the proceeds therefrom, as though made on and as of such date, and

                      (ii) no event has occurred and is continuing, or would result from any Advance or from the application of the proceeds therefrom, that constitutes a Default.

               (g) The Lender shall have received such other approvals, opinions and documents as the Lender may reasonably request.

Upon satisfaction of such conditions, the Borrower hereby authorizes the Lender to insert the Effective Date of this Agreement on page 1 hereof, whereupon the requested Advances (if any) shall be made available to the Borrower in accordance with the terms and conditions hereof. At



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



any time prior to the Effective Date, the Lender may, in its sole and absolute discretion, terminate the obligation it may have, if any, to execute and deliver this Agreement and make the Advances, whereupon any obligation of the Lender to make the Advances set forth herein or in any other document executed in connection herewith shall terminate and be void and of no force and effect.

        Section 3.02 Conditions Precedent to Each Advance. The obligation of the Lender to make each Advance shall be subject to the satisfaction of the following conditions precedent before or concurrently with the making of such
Advance:

               (a) The following statements shall be true (and the acceptance by the Borrower of the proceeds of such Advance shall constitute a representation and warranty by the Borrower that on the date of such Advance such statements are true):

                      (i) the representations and warranties of the Borrower and the Guarantors contained in Section 4.01 hereof and in each other Loan Document are correct in all material respects on and as of the date of such Advance, before and after giving effect to such Advance and to the application of the proceeds therefrom, as though made on and as of such date, and

                      (ii) no event has occurred and is continuing, or would result from such Advance or from the application of the proceeds therefrom, that constitutes a Default.

               (b) After giving effect to such Advance, there would be no unused availability under the Other Line of Credit Agreement.

               (c) The Lender shall have received such other approvals, opinions and documents as the Lender may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

        Section 4.01 Representations and Warranties of the Borrower and the Guarantors. In addition to the representations and warranties set forth in
Schedule II, each of the Borrower and the Guarantors represents and warrants as follows:

               (a) The Borrower and the Guarantors (i) are each duly organized, validly existing and in good standing under the laws of the state of its organization, (ii) are each duly qualified and in good standing as a foreign limited liability company or corporation (as applicable) in each other jurisdiction (including Nevada, in the case of the Borrower, New York, in the case of the Corporate Guarantor and Massachusetts, in the case of S&W Boston) in which it owns or leases property or in which the conduct of its business requires it to so qualify, except where the failure to so qualify would not be reasonably likely to have a Material Adverse Effect, and (iii) has all requisite organizational power and authority (including, without limitation, all governmental licenses, agreements and other approvals) to own and lease and operate its respective properties and to carry on its respective business as now conducted and as proposed to be conducted.



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



               (b) The execution, delivery and performance by the Borrower and the Guarantors of the Loan Documents to which each of them is a party are within their respective organizational powers, have been duly authorized by all necessary limited liability company or corporate action (as applicable), and do not contravene (i) the Borrower's or the Guarantors' charter, by-laws, articles of organization or incorporation or limited liability company agreement (as applicable), (ii) any law or any contractual restriction binding on or affecting the Borrower or the respective Guarantors, (iii) result in the breach of, or constitute a default or require any payment to be made under, any loan agreement, credit agreement, indenture, mortgage, deed of trust, bond, note, lease or other instrument or agreement binding on or affecting the Borrower, either of the Guarantors or any of their properties, or (iv) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Borrower or the Guarantors.

               (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery and performance by the Borrower or the Guarantors of the Loan Documents to which any of them is a party, or (ii) the grant by the Borrower of the Liens granted by it pursuant to the Collateral Documents to which it is a party.

               (d) The Loan Documents to which any of the Borrower or the Guarantors are a party have been duly executed and delivered by the Borrower and the Guarantors, and are the legal, valid and binding obligations of the Borrower and the Guarantors enforceable against the Borrower and the Guarantors in accordance with their respective terms. The "Loan Documents" (as such term is defined in each of the First Loan Agreement, the Second Loan Agreement, and the Other Line of Credit Agreement respectively) to which the Borrower or the Corporate Guarantor are a party remain in full force and effect, subject to the effect of the Covenants Agreement.

               (e) Except as set forth in the Corporate Guarantor's most recent 10-Q filing with the Securities and Exchange Commission, there is no pending or threatened action or other proceeding affecting any of the Borrower or the Guarantors before any court, governmental agency or arbitrator that (i) could be reasonably likely to have a Material Adverse Effect, or (ii) purports to affect the legality, validity or enforceability of this Agreement, the Note, the Deed of Trust or any other Loan Document to which the Borrower or the Guarantors are a party, or any of the "Loan Documents" as that term is used in the First Loan Agreement, the Second Loan Agreement, the Other Line of Credit Agreement, or the consummation of any of the transactions contemplated hereby or thereby.

               (f) The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, as defined in Regulation U issued by the Board of Governors of the Federal Reserve System, and no proceeds of any of the Advances will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock.

               (g)  The  Corporate   Guarantor   owns  all  of  the  issued  and
outstanding membership interests in the Borrower and S&W Boston and is the sole manager of the Borrower and S&W Boston.

               (h) To the best of their knowledge, the Trust Property is in material compliance with all applicable laws, rules, regulations and orders including, without limitation, those relating to use, occupancy, fire, safety and zoning (including those in respect of parking and set-back requirements). To the best of their knowledge, the Trust Property is not the subject of any noted violation of law. To the best of their knowledge, there have been no changes or introductions to, removals from or activities conducted on the Trust Property that would adversely alter or effect the environmental assessment of the Trust Property which was reviewed in connection with the closing under the First Loan Agreement.

               (i) There have been no exterior changes to the buildings or other improvements located at the Trust Property (and no additions at the Trust Property) other than conversion of a garbage shed to a concrete structure, since the date of the survey certified to the Lender and insured by the Lender's existing title policies issued in connection with the closing under the First Loan Agreement, the Second Loan Agreement and the Other Line of Credit Agreement.

               (j) The License Agreement and the Sublicense Agreement are unamended and in full force and effect, and there are no defaults thereunder, or events which with the giving of notice and/or the passage of time, could result in a default thereunder.

               (k) "S&W of Las Vegas, L.L.C." is the proper legal name of the Borrower and it is a Delaware limited liability company. "The Smith & Wollensky Restaurant Group, Inc." is the proper legal name of the Corporate Guarantor and it is a Delaware Corporation. "Smith & Wollensky of Boston LLC" is the proper legal name of S&W Boston and it is a Delaware limited liability company. As of the Effective Date, each of the Borrower and the Guarantors have only those Subsidiaries and Affiliates as are listed on Schedule 4.01(k).

               (l) To the best of their knowledge, there are no "Events of Default", or events that with the giving of notice, the passage of time or both, shall become "Events of Default", existing and/or continuing under the First Loan Agreement, the Second Loan Agreement, the Other Line of Credit Agreement, or under any documents entered into in connection with either of them. For the purposes of this clause (l), the term "Events of Default" shall have the meaning assigned to such term in the First Loan Agreement, the Second Loan Agreement or the Other Line of Credit Agreement, as applicable.

               (m) The Borrower, each of its Affiliates and each Person who, to its knowledge has an economic interest in the Borrower, or, to the Borrower's knowledge, has or will have an interest in the transaction contemplated by this Agreement or in the Trust Property or will participate, in any manner whatsoever, in the Loan, is: (i) not a "blocked" person listed in the Annex to Executive Order Nos. 12947, 13099 and 13224 and all modifications thereto or thereof (as used in this Section only, the "Annex"); (ii) in full compliance with the requirements of the USA Patriot Act of 2001, 107 Public Law 56 (October 26, 2001) and in other statutes and all orders, rules and regulations of the United States government and its various executive departments, agencies and offices, related to the subject matter of the Patriot Act, including Executive Order 13224 effective September 24, 2001 (the "Patriot Act") and all other requirements contained in the rules and regulations of the Office of Foreign Assets Control, Department of the Treasury (as used in this Section only, "OFAC"); (iii) operated under policies, procedures and practices, if any, that are in compliance with the Patriot Act and available to the Lender for the Lender's review and inspection during normal business hours and upon reasonable prior notice; (iv) not in receipt of any notice from the Secretary of State or the Attorney General of the United States or any other department, agency or office of the United States claiming a violation or possible violation of the Patriot Act; (v) not listed as a Specially Designated Terrorist (as defined in the Patriot Act) or as a "blocked" person on any lists maintained by the OFAC pursuant to the Patriot Act or any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of the OFAC issued pursuant to the Patriot Act or on any other list of terrorists or terrorist organizations maintained pursuant to the Patriot Act; (vi) not a Person who has been determined by competent authority to be subject to any of the prohibitions contained in the Patriot Act; and (vii) not owned or controlled by or now acting and or will in the future act for or on behalf of any Person named in the Annex or any other list promulgated under the Patriot Act or any other Person who has been determined to be subject to the prohibitions contained in the Patriot Act.

                                   ARTICLE V

                  COVENANTS OF THE BORROWER AND THE GUARANTORS

        Section 5.01 Affirmative Covenants. So long as any Advance shall remain unpaid or the Lender shall have any Commitment hereunder, the Borrower (and, where specifically indicated, the Guarantors) will (in addition to those affirmative covenants set forth on Schedule II):

               (a) Compliance with Laws, Etc. Comply and cause each of its Subsidiaries to comply, with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, compliance with ERISA.

               (b) Payment of Taxes, Etc. Pay and discharge, and cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent,
(i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property subject to the right to contest as set forth in the Deed of Trust and (ii) all lawful claims that, if unpaid, might by law become a Lien upon its property.

               (c) Maintenance of Insurance. Maintain, and cause each of its Subsidiaries to maintain, insurance as required under the Deed of Trust and the Security Agreement, and otherwise with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower or such Subsidiary operates. Each of the Borrower and the Guarantors shall maintain insurance coverage which complies with the workers' compensation and employees' liability laws of all states in which the Borrower and the Guarantors shall be required to maintain such insurance.

               (d) Preservation of Corporate or Limited Liability Company Existence, Etc. Preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, the Borrower's and S&W Boston's limited liability company existence, and the Corporate

Guarantor's corporate existence, as well as their respective rights (charter and statutory) and franchises.

               (e) Visitation Rights. In the case of the Borrower and the Guarantors, at any reasonable time and from time to time, upon reasonable notice during normal business hours, permit the Lender or any agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Borrower and the Guarantors, and any of their respective Subsidiaries, and to discuss the affairs, finances and accounts of the Borrower and the Guarantors, and any of their respective Subsidiaries, with any of their officers or directors and with their independent certified public accountants.

               (f) Keeping of Books. In the case of the Borrower and the Guarantors, keep, and cause each of their respective Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower and the Guarantors in accordance with GAAP.

               (g) Maintenance of Properties, Etc. Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties that are used or useful in the conduct of its business (i) as required under the Deed of Trust and the Security Agreement with respect to the Trust Property and
(ii) otherwise in good working order and condition, ordinary wear and tear excepted.

               (h) Transactions with Affiliates. Conduct, and cause each of its Subsidiaries to conduct, all business or transactions otherwise permitted under the Loan Documents with any of the Borrower's Affiliates on terms that are fair and reasonable and no less favorable to the Borrower than it would obtain in a comparable arm's-length transaction with a Person not an Affiliate.

               (i) Reporting Requirements. In the case of the Borrower and the Corporate Guarantor, furnish to the Lender all financial statements, reports, documents and other information at the times and in accordance with the requirements set forth in Paragraph (b) of Schedule II.

               (j) Maintenance of MS BusinesScape Account. In the case of the Borrower and the Corporate Guarantor, maintain its MS BusinesScape Account.

               (k) Further Assurances. In the case of the Borrower and the Guarantors, promptly upon request by the Lender, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, conveyances, pledge agreements, mortgages, deeds of trust, trust deeds, assignments, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as the Lender may reasonably require from time to time in order to (i) carry out more effectively the purposes of the Loan Documents, (ii) to the fullest extent permitted by applicable law, subject the Borrower's or any of its Subsidiaries' properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (iii) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (iv) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Lender the rights granted or now or hereafter intended to be granted to the Lender under any Loan Document or under any other instrument executed in connection with any Loan Document to which the Borrower or the Guarantors or any of their respective Subsidiaries is or is to be a party, and cause each of its Subsidiaries to do so.

               (l) Subordination of Borrower Obligations. At the request of the Lender, all obligations of the Borrower to either of the Guarantors will be subordinated to the obligations of the Borrower to the Lender under the Loan Documents, which subordination shall be pursuant to documentation in form and substance satisfactory to the Lender.

               (m) License Agreement. In the case of the Borrower and the Guarantors, preserve, protect, renew and keep in full force and effect its rights, licenses, permits, patents, trademarks, trade names and franchises, including, without limitation, the rights granted to the Corporate Guarantor under the License Agreement and the rights granted to the Borrower under the Sublicense Agreement.

        Section 5.02 Negative Covenants. So long as any Advance shall remain unpaid or the Lender shall have any Commitment hereunder, the Borrower (and the Corporate Guarantor as to subparagraphs (i) and (j) below) will not (in addition to those negative covenants set forth in Schedule II):

               (a) Liens, Etc. Create or suffer to exist, any Lien on or with respect to any of its properties, whether now owned or hereafter acquired, other than as set forth in Paragraph (c) of Schedule II.

               (b) Mergers, Etc. Merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets to (whether now owned or hereafter acquired), any Person, or permit any of its Subsidiaries to do so.

               (c) Debt. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Debt other than as set forth in Paragraph (d) of Schedule II.

               (d) Change in Nature of Business, Management or Ownership. Make, or permit any of its Subsidiaries to make, any material change in the nature of its business as carried on at the date hereof, in the identity of the manager of the Borrower (under its limited liability company agreement), or in the composition of the current executive management of the Borrower or in its equity ownership, or operate the restaurant at the Trust Property under any name other than "Smith & Wollensky". Notwithstanding the foregoing, the withdrawal of Alan
N. Stillman from the management of the Borrower shall not constitute a breach of this Section 5.02(d), provided that the Lender is reasonably satisfied with the Borrower's management following such withdrawal.

               (e) Sales, Etc., of Assets. Sell, lease, transfer or otherwise dispose of, or permit any of its Subsidiaries to sell, lease, transfer or otherwise dispose of, any assets, or grant any option or other right to purchase, lease or otherwise acquire any assets other than (i) assets to be sold in the ordinary course of business and (ii) assets to be sold or disposed of in the ordinary course of business which are no longer necessary or required in the conduct of its business. The forgoing exceptions (i) and (ii) are subject to compliance with the applicable Collateral Documents.

               (f) Investments in Other Persons. Create or acquire any Subsidiary without the express written consent of the Lender, or make or hold, or permit any of its Subsidiaries to make or hold, any Investment in any Person.

               (g) Restricted Payments. Declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any of its membership interests now or hereafter outstanding, return any capital to its members (or the equivalent Persons thereof) as such, make any distribution of assets, membership interests, obligations or securities to its members (or the equivalent Persons thereof) as such, or issue or sell any membership interests.

               (h) Lease Obligations. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to credit, incur, assume or suffer to exist, any obligations as lessee other than as set forth in Paragraph (e) of Schedule II.

               (i) Fee Ownership of Property. Acquire, or permit any Affiliate of the Borrower (including either of the Guarantors) to acquire, fee ownership of the property leased under the Subject Lease (and the improvements and equipment thereon) unless simultaneously with such acquisition, the Lender obtains a first priority fee deed of trust encumbering such property, improvements and equipment in form and substance satisfactory to the Lender.

               (j) License Agreement and Sublicense Agreement. Enter into any amendment to the License Agreement or the Sublicense Agreement without the written consent of the Lender, which consent shall not unreasonably withheld.

                                   ARTICLE VI

                                EVENTS OF DEFAULT

        Section 6.01 Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

               (a) The Borrower shall fail to pay (i) any principal of any Advance when the same becomes due and payable; or (ii) the Borrower shall fail to pay any interest or to make any payment of fees or other amounts payable under this Agreement or the Note within five days after the same becomes due and payable; or

               (b) Any representation or warranty made by the Borrower or the Guarantors (or by any of their respective officers, or members) herein or in any other Loan Document, or in connection with this Agreement or any other Loan Document, shall prove to have been incorrect or misleading in any material respect when made or as of the date of the Loan; or

               (c) (i) The Borrower or the Guarantors (as applicable) shall fail to perform or observe any term, covenant or agreement contained in Section 5.01(c), (d), (h), (j), (l), or (m) or 5.02, or (ii) the Borrower or the Corporate Guarantor (as applicable) shall fail to perform or observe any term, covenant or agreement contained in the Covenants Agreement; or (iii) the Borrower or the Guarantors (as applicable) shall fail to perform or observe any other term, covenant or agreement contained in this Agreement on its part to be performed or observed if such failure described in this subsection (c)(iii) shall remain unremedied for 10 Business Days after the earlier of (x) the time the Borrower or such Guarantors (as applicable) becomes aware or should have reasonably become aware of such failure, or (y) notice from the Lender; or (iv) the Corporate Guarantor shall at any time cease to own all of the membership interests in the Borrower or S&W Boston; or (v) an "Event of Default" (as defined therein, where applicable) or a default beyond applicable periods of notice and grace, if any, shall occur under a Loan Document other than this Agreement; or

               (d) (i) The Borrower or the Guarantors shall fail to pay any principal of or premium or interest on any Debt (other than the Debt outstanding hereunder) of the Borrower or the Guarantors (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or (ii) any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof. The provisions of clause (i) of this subparagraph (d) shall apply to (x) any Debt of the Borrower or the Guarantors to the Lender or any of its Affiliates in any amount, and (y) any Debt to any other creditor for borrowed money in excess of $100,000 with respect to the Borrower or S&W Boston, and $1,000,000 with respect to the Corporate Guarantor, unless the Lender determines, in its reasonable judgment, that the default to such other creditor is subject to a bona fide dispute; or

               (e) Any of the Borrower or the Guarantors shall voluntarily dissolve, liquidate or terminate operations, or shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any of the Borrower or the Guarantors seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either (A) such proceeding shall remain undismissed or unstayed for a period of 10 days, or (B) any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or any of the Borrower or the Guarantors shall take any action to authorize any of the actions set forth above in this subsection (e); or

               (f) Any judgment or order for the payment of money in excess of $100,000 shall be rendered against the Borrower or S&W Boston, or in excess of $200,000 (or $300,000 in the case of the lawsuit referred to in Paragraph 2(e) of the Covenants Agreement) shall be rendered against the Corporate Guarantor and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of ten (10) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

               (g) Any of the Borrower or the Guarantors or any of the Borrower's or the Guarantors' ERISA Affiliates shall incur one or more of the following: (i) the occurrence of any ERISA Event; (ii) the partial or complete withdrawal of the Borrower or the Guarantors, or any of the Borrower's or the Guarantors' ERISA Affiliates from a Multiemployer Plan; or (iii) the reorganization or termination of a Multiemployer Plan; or

               (h) Any Lien granted pursuant to any Collateral Document shall for any reason cease to be a valid and perfected first priority lien on and security interest in the Collateral purported to be covered thereby; or

               (i) The Guaranty or the Environmental Guaranty shall for any reason cease to be a valid and binding obligation or enforceable against either of the Guarantors (or the Borrower, in the case of the Environmental Guaranty), or (ii) either of the Guarantors shall repudiate, revoke or deny any liability under the Guaranty or the Environmental Guaranty (or the Borrower shall do the same with respect to the Environmental Guaranty); or

               (j) A default beyond any applicable notice and/or grace period shall have occurred under the License Agreement or the Sublicense Agreement; or

               (k) A Change in Control with respect to the Corporate Guarantor shall have occurred; or

               (l) Any of the Borrower or the Guarantors, or an Affiliate of either of them, or a holder of any substantial equity interest in any of the Borrower or the Guarantors or in any such Affiliate shall (i) become named on any list of persons who are or may be engaged in or who have been or may have been engaged in possible criminal activity or other wrongdoing, which list is promulgated under the Patriot Act, or (ii) be indicted, arraigned or custodially detained on charges involving money laundering or any predicate crime to money laundering;

then, and in any such event, the Lender may, by notice to the Borrower and the Guarantors, declare the Advances, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Advances, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower and the Guarantors; provided, however, that upon the occurrence of any event described in subsection (e) above, the Loan, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower and the Guarantors.

                                  ARTICLE VII

                                  MISCELLANEOUS

        Section 7.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Borrower or the Guarantors therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, the Borrower and the Guarantors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        Section 7.02 Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including fax communication and any other method of communication authorized by the Lender) and mailed, faxed, or otherwise sent or delivered as described in the Basic Loan Terms.

        Section 7.03 No Waiver; Remedies. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

        Section 7.04 Costs and Expenses; Indemnification.

               (a) The Borrower and the Guarantors jointly and severally agree to pay on demand all fees, costs and expenses reasonably incurred by the Lender in connection with the preparation, negotiation, execution, delivery, administration, modification and amendment of this Agreement, the Note, the Collateral Documents and the other Loan Documents, including, without limitation, search, filing and recording fees and taxes, costs of reappraisals required by the Lender and the fees and expenses of counsel for the Lender with respect thereto, and with respect to advising the Lender as to its rights and responsibilities under such documents. The Borrower and the Guarantors further jointly and severally agree to pay on demand all fees, costs and expenses reasonably incurred by the Lender, if any (including, without limitation, counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the Note, the Collateral Documents and the other Loan Documents, including, without limitation, reasonable fees and expenses of counsel for the Lender in connection with the enforcement of rights under this Section 7.04(a). Each of the Borrower and the Guarantors hereby authorizes the Lender and its Affiliates at any time and from time to time, without notice to the Borrower or the Guarantors, and whether or not the Lender shall have made any demand or an Event of Default shall have occurred, to charge any account of any of the Borrower or the Guarantors maintained by the Lender or its Affiliates against such fees, costs and expenses. The rights of the Lender and its Affiliates under this Section are in addition to other rights and remedies (including, without limitation, rights of set-off) that the Lender and its Affiliates may have.

               (b) The Borrower and the  Guarantors  agree to indemnify and hold harmless the Lender and each of its Affiliates and officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of a defense in connection therewith) this Agreement, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loan except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 7.04(b) applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Borrower, its directors, equityholders or creditors or an Indemnified Party or any other Person, whether or not any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. Each of the Borrower and the Guarantors also agrees not to assert any claim against the Lender, any of its Affiliates, or any of their directors, officers, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to this Agreement, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loan.

               (c) Without prejudice to the survival of any other agreement of the Borrower or the Guarantors hereunder, the agreements and obligations of the Borrower and the Guarantors contained in this Section 7.04 shall survive the payment in full of principal, interest and all other amounts payable hereunder, under the Note and the other Loan Documents.

        Section 7.05 Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, the Lender and its Affiliates are hereby authorized at any time and from time to time, to the fullest extent permitted by law, to sell, liquidate, transfer or otherwise apply any assets or securities of any of the Borrower or the Guarantors held by the Lender or any of its Affiliates and set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender or such Affiliates to or for the credit or the account of any of the Borrower or the Guarantors against any and all of the respective obligations of the Borrower or Guarantors now or hereafter existing under this Agreement, the Note, the Guaranty, the Environmental Guaranty or any other Loan Document, whether or not the Lender shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured. The rights of the Lender and its Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that the Lender and its Affiliates may have.

        Section 7.06 Binding Effect; Successors and Assigns. This Agreement shall become effective on the Effective Date and thereafter shall be binding upon and inure to the benefit of the Borrower, the Guarantors, the Lender and their respective successors and assigns, except that neither the Borrower nor the Guarantors shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender.

        Section 7.07 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

        Section 7.08 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by fax shall be effective as delivery of an original executed counterpart of this Agreement.

        Section 7.09 Interest Rate Limitation. Anything herein to the contrary notwithstanding, if at any time the applicable interest rate, together with all fees and charges that are treated as interest under applicable law (collectively, the "Charges"), as provided for herein or in any other Loan Document, or otherwise contracted for, charged, received, taken or reserved by the Lender, shall exceed the maximum lawful rate (the "Maximum Rate") that may be contracted for, charged, taken, received or reserved by the Lender in accordance with applicable law, the rate of interest payable on the Loan, together with all Charges payable to the Lender, shall be limited to the Maximum Rate. Neither the Borrower nor the Guarantor shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully charged under applicable law from time to time in effect, and the provisions of this Section 7.09 shall control over all other provisions of the Loan Documents that may be in conflict. If (a) the maturity of the obligations of the Borrower under Note or this Agreement is accelerated for any reason, (b) any of such obligations are prepaid and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum or (c) the Lender or any other holder of any or all of the obligations of the Borrower under this Agreement shall otherwise collect moneys that are determined to constitute interest that would otherwise increase the interest on any or all of such obligations to an amount in excess of that permitted to be charged by applicable law then in effect, then all such sums determined to constitute interest in excess of such legal limit shall, without premium, penalty, be promptly applied to reduce the then outstanding principal of such obligations or, at the Lender's or such holder's option, shall be promptly returned to the Borrower or the other payor thereof upon such determination.

        Section 7.10 Jurisdiction, Etc.

               (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto consents to the service of copies of any and all process which may be served in any such action or proceeding by the mailing of copies of such process to such party at its address specified in
Section 7.02. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document in the courts of any other jurisdiction.

               (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

        Section 7.11 Assignments and Participations. The Lender may assign to one or more Persons all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the Advances owing to it), without notice to, or the consent of the Borrower or the Guarantors. The Lender may sell participations to one or more Persons (other than the Borrower or any of its Affiliates) in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the Advances owing to it). The Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower and the Guarantors furnished to the Lender by or on behalf of the Borrower or the Guarantors. In addition, the terms of the Note relating to participations of the Note shall be applicable to participations of the Lender's rights and obligations under this Agreement. The Lender represents that as of the date hereof, it has no present intention of assigning its rights and obligations under this Agreement (including, without limitation, all or a portion of the Loan owing to it); provided, however, the foregoing shall in no way impair or otherwise alter the Lender's rights under this Section.

        Section 7.12 WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE GUARANTORS AND THE LENDER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, THE ADVANCES OR THE ACTIONS OF THE LENDER OR ANY OF ITS AFFILIATES IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF.

        Section 7.13 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

        Section 7.14 Headings. Article, section and paragraph headings in this Agreement are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose.

        Section 7.15 Conflicts. Conflicts between this Agreement and any of the Collateral Documents shall be resolved in favor of the latter.

        Section 7.16 Lender Action. The Lender shall have the right, but not the obligation, to take any action at the Borrower's expense if the Lender believes, in its reasonable discretion after consultation with Borrower or the Guarantors, that such action is necessary to avoid the occurrence of a Material Adverse Effect with respect to the Borrower or the Guarantors, including, without limitation, curing any defaults under the License Agreement.

        Section 7.17 Other Loan Agreements. The parties agree that the Advances shall be a permitted "Debt", and the Collateral Documents (as they relate to the Borrower and the Trust Property) shall be permitted "Liens" as those terms are used in that certain Term Loan Agreement dated as of August 23, 2002 among the Borrower, the Corporate Guarantor and the Lender, as amended (the "First Loan Agreement"), in that certain Term Loan Agreement dated as of December 24, 2002 among the Borrower, the Corporate Guarantor, Dallas S & W, L.P. and the Lender, as amended (the "Second Loan Agreement") and in that certain Line of Credit Agreement dated as of January 30, 2004 among the Borrower, the Corporate Guarantor and the Lender (the "Other Line of Credit Agreement").

        Section 7.18 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

        Section 7.19 Secured Obligation under Security Agreement. The parties agree that the obligations of the Borrower under this Agreement and the other Loan Documents shall be one of the "Secured Obligations" under the Security Agreement, and that: (a) the term "Deed of Trust" as used therein shall mean the "Deed of Trust" (as defined in the First Loan Agreement), the "Deed of Trust" (as defined in the Second Loan Agreement), the "Deed of Trust" (as defined in the Other Line of Credit Agreement) (such Deed of Trust being herein referred to as the "Third Deed of Trust") and the "Deed of Trust" (as defined herein); (b) the term "Assignment of Leases" as used therein shall mean the "Assignment of Leases" (as defined in the First Loan Agreement), the "Assignment of Leases" (as defined in the Second Loan Agreement), the "Assignment of Leases" (as defined in the Other Line of Credit Agreement) and the "Assignment of Leases" (as defined herein); (c) the term "Credit Agreement" as used therein shall mean the First Loan Agreement, the Second Loan Agreement, the Other Line of Credit Agreement and this Agreement; and (d) all other capitalized terms used, but not defined, in the Security Agreement (including, without limitation, "Loan Documents" and "Note") shall have the meanings given to such terms in the First Term Loan Agreement, the Second Loan Agreement, the Other Line of Credit Agreement and in this Agreement, mutatis mutandis.

        Section 7.20 Tax Information. Notwithstanding anything herein to the contrary, the Borrower and the Guarantors (and any employee, representative or other agent of any of them) may disclose to any and all Persons, without limitation of any kind, the U.S. federal income tax treatment and the U.S. federal income tax structure of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Borrower or the Guarantors (or any employee, representative or other agent of any of them) relating to such tax treatment and tax structure. However, no disclosure of any information relating to such tax treatment or tax structure may be made to the extent nondisclosure is reasonably necessary in order to comply with applicable securities laws.

        Section 7.21 Collateral Account. The covenant added to the First Loan Agreement and the Second Loan Agreement pursuant to Section 3 of the Amendment to Term Loan Agreements dated as of August 20, 2003 is hereby incorporated by reference, mutatis mutandis, into this Agreement.

                     [rest of page deliberately left blank]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective representatives thereunto duly authorized, as of the date first above written.



                              S&W OF LAS VEGAS, L.L.C.
                              By: The Smith & Wollensky Restaurant Group, Inc., Sole Member

                              By:    /s/ Alan M. Mandel
                                     -------------------------------------------
                                     Name:  Alan M. Mandel
                                     Title: Secretary


STATE OF NEW YORK     )
                      ss.:
COUNTY OF NEW YORK    )

               On the 20th day of July in the year 2004 before me, the undersigned, a Notary Public in and for said State, personally appeared Alan M. Mandel, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                                 /s/ Maria A. Chang
                                     -------------------------------------------
                                                   Notary Public




                              THE SMITH & WOLLENSKY
                              RESTAURANT GROUP, INC.


                              By:    /s/ Alan M. Mandel
                                     -------------------------------------------
                                     Name:  Alan M. Mandel
                                     Title: Secretary


STATE OF NEW YORK     )
                      ss.:
COUNTY OF NEW YORK    )

               On the 20th day of July in the year 2004 before me, the undersigned, a Notary Public in and for said State, personally appeared Alan M. Mandel , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                                 /s/ Maria A. Chang
                                     -------------------------------------------
                                                   Notary Public

                              SMITH & WOLLENSKY OF BOSTON LLC
                              By: The Smith and Wollensky Restaurant Group,
                                     Inc., Sole Member


                              By:    /s/ Alan M. Mandel
                                     -------------------------------------------
                                     Name:  Alan M. Mandel
                                     Title: Secretary



STATE OF NEW YORK     )
                      ss.:
COUNTY OF NEW YORK    )

               On the 20th day of July in the year 2004 before me, the undersigned, a Notary Public in and for said State, personally appeared Alan M. Mandel, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                                 /s/ Maria A. Chang
                                     -------------------------------------------
                                                   Notary Public



                              MORGAN STANLEY DEAN WITTER
                              COMMERCIAL FINANCIAL SERVICES, INC.


                              By:    /s/ Alan M. Mandel
                                     -------------------------------------------
                                     Name:  Alan M. Mandel
                                     Title: Secretary



STATE OF NEW YORK     )
                      ss.:
COUNTY OF NEW YORK    )

               On the 20th day of July in the year 2004 before me, the undersigned, a Notary Public in and for said State, personally appeared Alan M. Mandel, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                                 /s/ Maria A. Chang
                                     -------------------------------------------
                                                   Notary Public

                                   SCHEDULE I

                        TO LINE OF CREDIT AGREEMENT WITH

                          S&W OF LAS VEGAS, L.L.C. AND

                  THE SMITH & WOLLENSKY RESTAURANT GROUP, INC.

                              CERTAIN DEFINED TERMS

        As used in this Agreement, the following terms shall have the following meanings:

        "Advance"  means an advance by the Lender to the  Borrower  pursuant  to
Article II.

        "Affiliate" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "control" (including the terms "controlling", "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 5% or more of the voting stock of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting stock, by contract or otherwise.

        "Assignment of Leases" means the Absolute Assignment of Rents and Leases of even date herewith made by the Borrower in favor of the Lender, as the same may be amended, replaced or restated from time to time.

        "Bank One Indiana" means Bank One, Indiana, NA.

        "Bank One Ohio" means Bank One, Columbus , NA, Delaware, Ohio.

        "Business Day" means a day of the year on which banks are not required or authorized by law to close in New York City.

        "Card" means any MasterCard Business Card debit card issued by Bank One Indiana for use in connection with the Borrower's MS BusinesScape Account applicable to the Advances.

        "Change in Control" means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) of shares representing more than 33-1/3% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Corporate Guarantor, or (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Corporate Guarantor by Persons who were neither (i) nominated by the board of directors of the Corporate Guarantor nor
(ii) appointed by directors so nominated.

        "Charges" has the meaning specified in Section 7.09.



                               Schedule I-Page 1

        "Check" means any check drawn on Bank One Ohio for use in connection with the Borrower's MS BusinesScape Account applicable to the Advances.

        "Closing Agenda" means the Closing Agenda prepared by the Lender and delivered to the Borrower setting forth the documents and other items to be executed and/or delivered, and payments to be made, by the parties in connection with this Agreement.

        "Collateral" means all "Collateral" referred to in the Collateral Documents and all other property that is or is intended to be subject to any Lien in favor of the Lender.

        "Collateral Documents" means the Security Agreement, Deed of Trust, the Assignment of Leases, all Uniform Commercial Code financing statements with respect to the Collateral and any other Loan Document pursuant to which any collateral is granted to the Lender by the Borrower.

        "Corporate Guarantor" means The Smith & Wollensky Restaurant Group, Inc., a Delaware corporation.

         "Covenants Agreement" means the Covenants Agreement and Amendment to Term Loan Agreements dated January 30, 2004 among the Lender, the Borrower, the Corporate Guarantor and Dallas S&W, L.P., detailing certain financial covenants made by the Borrower and/or or the Corporate Guarantor to the Lender, which agreement also amends the First Loan Agreement and the Second Loan Agreement.

        "Debt" of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade payables incurred in the ordinary course of business), (b) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (c) all capital lease obligations of such Person, (d) all obligations of such Person, contingent or otherwise, in respect of acceptances, letters of credits or similar extensions of credit, (e) all liabilities secured by any Lien on any property owned by such Person, even though such Person has not assumed or otherwise become liable for the payment thereof, (f) all obligations of such Person in respect of interest rate or currency protection agreements, and (g) all Debt of others guaranteed directly or indirectly in any manner by such Person. The foregoing is intended to include any and all indebtedness arising under each of the First Loan Agreement, the Second Loan Agreement and the Other Line of Credit Agreement.

        "Deed of Trust" means a fourth priority Leasehold Deed of Trust of even date herewith made by the Borrower to the trustee thereunder for the benefit of the Lender and encumbering the Trust Property, as the same may be amended, replaced or restated from time to time, and shall include any new (or replacement) fee deed of trust entered into in the event the Borrower, either of the Guarantors or an Affiliate acquires the fee interest in the Trust Property.

        "Default" means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

        "Effective Date" has the meaning specified in Section 3.01.



                               Schedule I-Page 2

        "Environmental Guaranty" means the Joint and Several Hazardous Material Guaranty and Indemnification Agreement of even date herewith made by the Borrower and the Guarantors in favor of the Lender in respect of the Trust Property, as the same may be amended, replaced or restated from time to time.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

        "ERISA Affiliate" means any Person that for purposes of Title IV of ERISA is a member of the Borrower's or controlled group, or under common control with the Borrower or within the meaning of Section 414 of the Internal Revenue Code.

        "ERISA Event" means (a) (i) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan unless the 30-day notice requirement with respect to such event has been waived by the PBGC, or
(ii) the requirements of subsection (1) of Section 4043(b) of ERISA (without regard to subsection (2) of such Section) are met with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days; (b) the application for a minimum funding waiver with respect to a Plan; (c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (d) the cessation of operations at a facility of the Borrower or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (e) the withdrawal by the Borrower or the Guarantors or any ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (f) the conditions for the imposition of a lien under Section 302(f) of ERISA shall have been met with respect to any Plan; (g) the adoption of an amendment to a Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA; or (h) the institution by the PBGC of proceedings to terminate a Plan pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, a Plan.

        "Events of Default" has the meaning specified in Section 6.01.

        "First Loan Agreement" has the meaning specified in Section 7.17.

        "Free Credit Balance" means the amount of any cash that may be withdrawn from the Borrower's MS BusinesScape Account at any time without creating a negative balance therein or giving rise to interest charges thereon.

        "GAAP" means the generally accepted accounting principles applied in the United States.

        "Guarantors" means the Corporate Guarantor and S&W Boston.

        "Guaranty" means the Guaranty of Payment of even date herewith made by the Guarantors in favor of the Lender in respect of the Loan, as the same may be amended, replaced or restated from time to time.



                               Schedule I-Page 3

        "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

        "Investment" in any Person means any loan or advance to such Person, any purchase or other acquisition of any capital stock or Debt or the assets comprising a division or business unit for a substantial part or all of the business of such Person, any capital contribution to such Person or any other direct or indirect investment in such Person, including, without limitation, any acquisition by way of a merger or consolidation.

        "License Agreement" means the Sale and License Agreement dated August 16, 1996 between St. James Associates and The New York Restaurant Group, LLC pursuant to which, among other things, the Corporate Guarantor possesses the right to use and to sublicense the trademark "Smith & Wollensky".

        "Lien" means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement having the effect of a lien or security interest, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

        "Loan Documents" means this Agreement, the Note, the Collateral Documents, the Guaranty, the Environmental Guaranty and any other documents executed and/or delivered by the Borrower or the Guarantors in connection therewith, in each case as amended, supplemented, replaced, restated or otherwise modified from time to time.

        "Material Adverse Change" means any material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower or the Guarantors, or the Borrower, or the Guarantors and its Subsidiaries taken as a whole.

        "Material Adverse Effect" means a material adverse effect on (a) the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower or the Guarantors, or the Borrower or the Guarantors and its Subsidiaries taken as a whole, (b) the rights and remedies of the Lender under this Agreement or (c) the ability of the Borrower or the Guarantors to perform its obligations under any Loan Document to which it is a party.

        "Maximum Rate" has the meaning specified in Section 7.09.

        "Morgan   Stanley  DW"  means   Morgan   Stanley  DW  Inc.,  a  Delaware
corporation, or any successor thereof.

        "MS BusinesScape Account" means, in respect of the Borrower, the MS BusinesScape Account for Business maintained by the Borrower at Morgan Stanley DW, MS BusinesScape Account No.476-040-167 and in respect of the Corporate Guarantor, the MS BusinesScape Account for Business maintained by the Corporate Guarantor at Morgan Stanley DW, MS BusinesScape Account No. 476-027766-427.

        "MS BusinesScape Funds" means any of the money market fund shares credited to the Borrower's MS BusinesScape Account.



                               Schedule I-Page 4

        "Multiemployer Plan" means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

        "Multiple  Employer  Plan" means a single  employer  plan, as defined in
Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Borrower, the Guarantors or any ERISA Affiliate and at least one Person other than the Borrower, the Guarantors and the ERISA Affiliates or (b) was so maintained and in respect of which the Borrower, the Guarantors or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

        "Note" means the Promissory Note of even date herewith in the original principal amount of $2,000,000.00 made by the Borrower in favor of the Lender.

        "Patriot Act" has the meaning set forth in Section 4.01(m).

        "PBGC"  means  the  Pension   Benefit   Guaranty   Corporation  (or  any
successor).

        "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof.

        "Plan" means a Single Employer Plan or a Multiple Employer Plan.

        "Second Loan Agreement" has the meaning specified in Section 7.17.

        "Security Agreement" means the Security Agreement dated August 23, 2002 made by the Borrower to the Lender, as the same may have been or may be amended, replaced or restated from time to time.

        "Single  Employer  Plan"  means a single  employer  plan,  as defined in
Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Borrower, the Guarantors or any ERISA Affiliate and no Person other than the Borrower, the Guarantors and the ERISA Affiliates or (b) was so maintained and in respect of which the Borrower, the Guarantors or any ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

        "Subject Lease" has the meaning set forth in the Deed of Trust.

        "Sublicense Agreement" means the Sublicense Agreement dated August 23, 2002 between the Corporate Guarantor and the Borrower.

        "Subordinated Debt" of any Person means all Debt completely subordinated to such Person's obligations to the Lender pursuant to a subordination agreement in form and substance satisfactory to the Lender.



                               Schedule I-Page 5

        "Subsidiary" of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding voting stock of such corporation, (b) the interest in the capital or profits of such limited liability company, partnership or joint venture or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

        "Termination Date" means the earlier of (a) May 31, 2005, and (b) the date of termination in whole of the Commitment pursuant to Section 6.01.

        "Trust Property" has the meaning given to the term "Trust Property" in the Deed of Trust.

        "United States Dollars" means money of the United States of America.

        "Uncovered Debit" means any debit that is at any time in the Borrower's MS BusinesScape Account resulting from any use of any Card or any Check and that exceeds the remainder of (i) the sum of the Free Credit Balance and the value of MS BusinesScape Funds shares in the Borrower's MS BusinesScape Account at such time minus (ii) any other debits at such time applicable to the Borrower's MS BusinesScape Account resulting from any transactions other than any use of any Card or any Check.






                               Schedule I-Page 6

                                   SCHEDULE II
                        TO LINE OF CREDIT AGREEMENT WITH
                            S&W OF LAS VEGAS, L.L.C.,
                THE SMITH & WOLLENSKY RESTAURANT GROUP, INC. AND
                         SMITH & WOLLENSKY OF BOSTON LLC

               FINANCIAL REPRESENTATIONS, COVENANTS AND REPORTING

               (a) Representation. The Borrower represents and warrants that the management prepared unaudited statements of operations for the period ended March 29, 2003, copies of which have been furnished to the Lender, fairly present the financial condition of the Borrower as at such dates, all in accordance with GAAP consistently applied. The Corporate Guarantor represents and warrants that (i) the 10-K statement for the 2003 fiscal year and (ii) the 10-Q statement for the fiscal quarter ended March 29, 2004 fairly present the financial condition of the Corporate Guarantor as at such dates, all in accordance with GAAP consistently applied. The Corporate Guarantor represents and warrants that the management prepared break-down of results for each individual restaurant operated by the Corporate Guarantor and each of its Subsidiaries for the period ended March 29, 2004, a copy of which have been furnished to the Lender, is true and complete in all material respects as at such date. Since the dates of such statements, there has been no Material Adverse Change.

               (b) Reporting Requirements. So long as any Advance shall remain unpaid or the Lender shall have any Commitment hereunder, the Borrower and the Corporate Guarantor (as applicable) will furnish to the Lender:

                      (i) For the Corporate Guarantor: as soon as available and in any event within 45 days after the end of each quarter of each fiscal year of the Corporate Guarantor, consolidated management prepared (10-Q) financial statements of the Corporate Guarantor and its Subsidiaries as of the end of such quarter, duly certified by the chief financial officer the Corporate Guarantor as having been prepared in accordance with GAAP, together with a certificate of the chief financial officer of the Corporate Guarantor setting forth in reasonable detail the calculations necessary to demonstrate compliance with the Covenants Agreement;

                      (ii) For the Borrower and the Corporate Guarantor: as soon as available and in any event within 45 days after the end of each quarter of each fiscal year of the Borrower, management prepared financial statements of the Borrower as of the end of such quarter, duly certified by the sole or managing member of the Borrower as having been prepared in accordance with GAAP, together with a certificate of the sole or managing member of the Borrower setting forth in reasonable detail the calculations necessary to demonstrate compliance with the Covenants Agreement;

                      (iii) For the Corporate Guarantor: as soon as available and in any event within 90 days after the end of each fiscal year of the Corporate Guarantor, a copy of the annual audited financial statements for such year for the Corporate Guarantor and its Subsidiaries (including the Borrower) containing a consolidated balance sheet of the Corporate Guarantor and



                               Schedule II-Page 1
its Subsidiaries as of the end of such fiscal year and a consolidated statement of income and cash flows of the Corporate Guarantor and its Subsidiaries for such fiscal year, in each case accompanied by an opinion acceptable to the Lender and an accountant letter, if issued, by independent public accountants acceptable to the Lender, together with a certificate of the chief certified financial officer of the Corporate Guarantor setting forth in reasonable detail the calculations necessary to demonstrate compliance with the Covenants Agreement;

                      (iv) For the Borrower as soon as available and in any event within 90 days after the end of each fiscal year of the Borrower, a copy of the annual reviewed financial statements for such year for the Borrower, containing a balance sheet of the Borrower as of the end of such fiscal year and a statement of income and cash flows of the Borrower for such fiscal year, in each case accompanied by an opinion acceptable to the Lender and an accountant letter, if issued, by independent certified public accountants acceptable to the Lender, together with a certificate of the sole or managing member of the Borrower setting forth in reasonable detail the calculations necessary to demonstrate compliance with the Covenants Agreement;

                      (v) For the Borrower, not later than 90 days after the end of each fiscal year of the Borrower, a detailed rent roll for the Trust Property in form satisfactory to the Lender;

                      (vi) As soon as possible and in any event within five days after the occurrence of each Default continuing on the date of such statement, a statement of the sole or managing member of the Borrower or the chief financial officer of the Corporate Guarantor setting forth details of such Default and the action that the defaulting party has taken and proposes to take with respect thereto;

                      (vii) together with the filing of each 10-K and 10-Q statement with the Securities and Exchange Commission, a management prepared break-down of results for each individual restaurant operated by the Corporate Guarantor or any of its Subsidiaries, duly certified by the chief financial officer of the Corporate Guarantor as being true and complete; and

                      (viii) such other information respecting the Borrower or the Guarantors or any of the Corporate Guarantor's Subsidiaries as the Lender may from time to time reasonably request.

               (c) Liens, Etc. So long as any Advance shall remain unpaid or the Lender shall have any Commitment hereunder, the Borrower will not create or suffer to exist, any Lien on or with respect to any of its properties, whether now owned or hereafter acquired, or assign any right to receive income, other than: (i) Liens created or expressly permitted under the Loan Documents, (ii) purchase money Liens upon or in any real property or equipment acquired (or leased) or held by the Borrower in the ordinary course of business to secure the purchase price of such property or equipment or to secure Debt incurred solely for the purpose of financing the acquisition (or lease) of such property or equipment, or Liens existing on such property or equipment at the time of its acquisition or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount, provided, however, that no such Lien shall extend to or cover any properties of any character other than the real property or equipment being



                               Schedule II-Page 2
acquired, and no such extension, renewal or replacement shall extend to or cover any properties not theretofore subject to the Lien being extended, renewed or replaced, provided further that the aggregate principal amount of the indebtedness secured by the Liens referred to in this clause (ii) shall not exceed the amount specified therefor in Paragraph (d) of this Schedule II at any time outstanding, (iii) the Liens existing on the Effective Date and described on Schedule 5.02(a) hereto and (iv) Liens held by the Lender.

               (d) Debt. So long as any Advance shall remain unpaid, the Borrower will not create, incur, assume or suffer to exist, any Debt other than:
(i) Debt existing on the Effective Date and described on Schedule 5.02(c) hereto, (ii) Debt secured by Liens permitted by Paragraph (c)(ii) of this
Schedule II aggregating not more than  $100,000.00 at any one time  outstanding,
(iii) Debt under the Loan Documents, (iv) unsecured Debt incurred in the ordinary course of business aggregating not more than $200,000.00 at any one time outstanding and (v) Debt owing to the Lender.

               (e) Lease Obligations. So long as any Advance shall remain unpaid, the Borrower will not create, incur, assume or suffer to exist, any obligations as lessee (i) for the rental or hire of real or personal property in connection with any sale and leaseback transaction, or (ii) otherwise, except for the Subject Lease and equipment leases made in the ordinary course of business, for the rental or hire of other real or personal property of any kind under leases or agreements to lease having an original term of one year or more.






                               Schedule II-Page 3

                                SCHEDULE 4.01(k)
                        TO LINE OF CREDIT AGREEMENT WITH
                            S&W OF LAS VEGAS, L.L.C.,
                THE SMITH & WOLLENSKY RESTAURANT GROUP, INC. AND
                         SMITH & WOLLENSKY OF BOSTON LLC

                             SUBSIDIARIES/AFFILIATES

        Atlantic & Pacific Grill Associates, L.L.C.

        La Cite Associates, L.L.C.

        Manhattan Ocean Club Associates L.L.C.

        MOC D.C., L.L.C.

        MOC of Miami, LLC

        Mrs. Parks Sub, L.L.C.

        New York RGI Sub, L.L.C.

        Parade 59 Restaurant

        Restaurant Group Management Services, L.L.C.

        Smith & Wollensky of Boston LLC

        S&W of Chicago, L.L.C.

        S&W D.C., L.L.C.

        S&W of Miami, L.L.C.

        S&W of Las Vegas, L.L.C.

        S&W of New Orleans, L.L.C.

        S&W of Philadelphia, L.L.C.

        S&W of Ohio, L.L.C.

        S&W of Dallas, LLC

        Smith & Wollensky of Houston, LLC

        Smith & Wollensky of America, LLC



                            Schedule 4.01(g)-Page 1

        1 Washington Avenue Corp.

        South Pointe Hospitality, Inc.






                            Schedule 4.01(g)-Page 2

                                SCHEDULE 5.02(a)
                        TO LINE OF CREDIT AGREEMENT WITH
                            S&W OF LAS VEGAS, L.L.C.,
                THE SMITH & WOLLENSKY RESTAURANT GROUP, INC. AND
                         SMITH & WOLLENSKY OF BOSTON LLC

                                 EXISTING LIENS



        None.






                            Schedule 5.02(a)-Page 1

                                SCHEDULE 5.02(c)
                        TO LINE OF CREDIT AGREEMENT WITH
                            S&W OF LAS VEGAS, L.L.C.,
                THE SMITH & WOLLENSKY RESTAURANT GROUP, INC. AND
                         SMITH & WOLLENSKY OF BOSTON LLC

                                  EXISTING DEBT



        None.








                            Schedule 5.02(c)-Page 1